UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2018 (December 29, 2017)

Community First, Inc. (Exact name of registrant as specified in its charter)

Tennessee	0-49966	04-3687717
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, TN		38401
(Address of principal executive offices)		(Zip Code)

(931) 380-2265

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and formal fiscal year, if changed since last report)

_______________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On December 29, 2017, in connection with the anticipated completion of the Mergers (as defined below), Community First, Inc. (“Community First”) terminated all outstanding commitments and repaid the outstanding loan under the Loan Agreement, dated as of December 20, 2016, by and between Community First and First Tennessee Bank National Association, as lender (the “Loan Agreement”). As of December 29, 2017, immediately prior to such termination and repayment, the principal amount of the loan outstanding under the Loan Agreement was $3,673,933 million.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 1, 2018, pursuant to the Agreement and Plan of Merger, dated August 22, 2017 (the “Merger Agreement”), by and among Community First, Reliant Bancorp, Inc. (f/k/a Commerce Union Bancshares, Inc.) (“Reliant”), Pioneer Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Reliant, Reliant Bank, a Tennessee-chartered commercial bank and wholly owned subsidiary of Reliant (“Reliant Bank”), and Community First Bank & Trust, a Tennessee-chartered commercial bank and wholly owned subsidiary of Community First (“Community First Bank”), Merger Sub merged with and into Community First (the “Merger”), with Community First surviving the Merger (the “Surviving Company”). Immediately following the Merger and as part of a single integrated transaction, Reliant caused the Surviving Company to be merged with and into Reliant (the “Second Step Merger” and together with the Merger, the “Mergers”), with Reliant as the surviving entity. Immediately following the Second Step Merger, Community First Bank merged with and into Reliant.

Under the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of Community First common stock, no par value (“Community First Common Stock”) (except for certain excluded shares and dissenting shares) was converted into and cancelled in exchange for the right to receive 0.481 shares of Reliant common stock, $1.00 par value per share (“Reliant Common Stock”) (the “Merger Consideration”), together with cash in lieu of any fractional shares of Reliant Common Stock.

At the Effective Time, each outstanding restricted share award in respect of shares of Community First Common Stock (each, a “Community First Restricted Share Award”) granted under Community First’s equity-based compensation plan became fully vested and was cancelled and converted automatically into the right to receive the Merger Consideration in respect of each share of Community First Common Stock underlying each Community First Restricted Share Award.

All shares of Reliant Common Stock which were outstanding prior to the Merger were unaffected by the Merger.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Community First’s current report on Form 8-K filed on August 23, 2017 and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Community First intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) to request the deregistration of Community First’s common stock under Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the suspension of Community First’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.03 is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, Community First’s directors and executive officers ceased serving in such capacities. DeVan D. Ard, Jr., who served as the sole director of Merger Sub, was appointed as director of Community First and served in such capacity for the minute in time between the consummation of the Merger and the Second Step Merger. Mr. Ard, who served as President and Secretary of Merger Sub, was appointed to the same officer positions in Community First and served in such capacities for the minute in time between the consummation of the Merger and the Second Step Merger.

In addition, as of January 2, 2018, Louis Holloway’s and Jim Bratton’s respective employment agreements with Community First and Community First Bank were terminated, and were, in the case of Mr. Holloway, replaced by an employment agreement with Reliant and Reliant Bank, and, in the case of Mr. Bratton, replaced by an employment agreement with Reliant Bank.

Item 5.03.	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, as of the effective time of the Second Step Merger, the charter and the bylaws of Community First ceased to be in effect by operation of law and the organizational documents of Reliant (as successor to Community First by operation of law) remained the amended and restated charter, as amended, and the amended and restated bylaws of Reliant, as amended, consistent with the terms of the Merger Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*

Agreement and Plan of Merger dated August 22, 2017, by and among Commerce Union Bancshares, Inc., Pioneer Merger Sub, Inc., Reliant Bank, Community First, Inc., and Community First Bank & Trust (incorporated by reference to Exhibit 2.1 to Community First’s Current Report on Form 8-K, dated August 23, 2017).

*

The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC. as successor to COMMUNITY FIRST, INC.

January 5, 2018	By:	/s/ DeVan D. Ard, Jr.
President and Chief Executive Officer